UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2024

GREEN THUMB INDUSTRIES INC.

(Exact name of Registrant as Specified in Its Charter)

British Columbia	000-56132	98-1437430
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 West Huron Street Suite 700
Chicago, Illinois		60654
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 471-6720

325 West Huron Street, Suit 700 Chicago, Illinois 60654

(Address of principal executive offices including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2024 Annual General Meeting of Shareholders of Green Thumb Industries Inc. (the “Company”) held on June 12, 2024, the Company’s shareholders:

1.
Set the number of directors of the Company at seven;
2.
Elected the seven director nominees named in the Company’s 2024 Proxy Statement (the “Proxy Statement”) to serve as directors until the Company’s 2025 annual general meeting of shareholders or the date on which they otherwise cease to hold office under the British Columbia Corporations Act or under the Company’s articles;
3.
Approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement; and
4.
Approved the appointment of Baker Tilly US, LLP as auditors for the Company and authorized the Board to fix the auditors’ remuneration and terms of engagement.

Proposal No. 1:	Setting the number of directors of the Company at seven:

FOR	AGAINST
299,954,219	329,578

Proposal No. 2:	Election of directors:

	FOR	WITHHOLD	BROKER NON VOTES
Dawn Wilson Barnes	252,999,079	4,657,428	42,627,290
Anthony Georgiadis	252,343,468	5,313,039	42,627,290
Jeffrey Goldman	250,558,594	7,097,913	42,627,290
Benjamin Kovler	250,532,116	7,124,391	42,627,290
Ethan Nadelmann	253,003,857	4,652,650	42,627,290
Richard Reisin	257,426,459	230,048	42,627,290
Hannah Ross	257,427,660	228,847	42,627,290

Proposal No. 3:	The approval, on an advisory basis, of the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement.

FOR	AGAINST	ABSTAIN
256,333,181	1,050,326	273,000

Proposal No. 4:	The appointment of Baker Tilly US, LLP as auditors for the Company and authorization of the Board to fix the auditors’ remuneration and terms of engagement:

FOR	WITHHOLD
299,755,645	528,152

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN THUMB INDUSTRIES INC.

Date:	June 12, 2024	By:	/s/ Bret Kravitz
Bret Kravitz General Counsel and Secretary